Exhibit 99.1

Repligen Corporation 41 Seyon Street Building #1, Suite 100 Waltham, Massachusetts 02453

Repligen Reports First Quarter 2026 Financial Results and Updates Full Year 2026 Financial Guidance

•
First quarter revenue of $194 million, a year-over-year increase of 15% as reported and 11% organic
•
GAAP EPS increased 50% year-over-year and adjusted EPS increased 23% year-over-year
•
Reiterating FY26 organic revenue growth guidance of 9%-13% and increasing adjusted EPS to $1.97-$2.05

WALTHAM, Mass., May 5, 2026 -- Repligen Corporation (NASDAQ:RGEN), a life sciences company focused on bioprocessing technology leadership, today reported financial results for its first quarter of 2026, covering the three-month period ended March 31, 2026. The Company is also providing updated financial guidance for the full year 2026.

Olivier Loeillot, President and Chief Executive Officer of Repligen said, “We delivered a very strong start to the year, achieving 11% organic revenue growth and 160 basis points of adjusted operating margin expansion, exceeding expectations as our team executed well across the business. Combined with recent order trends, these results reinforce our confidence in our full-year revenue outlook.”

“We also continue to make meaningful progress on our strategic priorities. We launched a Transformation Office initiative and divested a non-core filtration business as we accelerate our focus on profitable growth. In addition, we entered into a new partnership in China, which represents an important step in advancing our APAC strategy. We remain committed to disciplined, intentional investment—expanding our commercial capabilities and optimizing our infrastructure to support scalable, sustainable growth in the years ahead.”

BUSINESS HIGHLIGHTS

•
China Partnership. In April, we signed a partnership agreement in China, which outlines an OEM relationship that will increase our competitiveness and access to local manufacturing.
•
Launched Transformation Office. We recently launched a Transformation Office, focused on accelerating our fit-for-growth journey and our commitment to margin expansion. This includes efforts around site rationalization, product line margin optimization, and accelerating IT and AI investments, among other areas.
•
Divested Polymem. As part of our transformation efforts, we divested Polymem on March 30th. The business generated $7 million of revenue and an operating loss in 2025. FY26 guidance now reflects this divestiture.

FINANCIAL PERFORMANCE

Q1 2026 Financial Performance (compared to prior year periods except as noted)

All adjusted figures are non-GAAP and, except for earnings per share (“EPS”), are rounded to the nearest million, and are reconciled in the tables included later in this press release.

•
Q1 reported revenue was $194 million, compared to $169 million, an increase of 15% as reported and 11% organic.
•
GAAP Results. Q1 income from operations was $16 million, compared to $7 million. Q1 EPS was $0.15 on a fully diluted basis, compared to $0.10.
•
Adjusted Results. Q1 adjusted income from operations was $30 million, compared to $23 million. Q1 adjusted EPS was $0.48 on a fully diluted basis, compared to $0.39.

MARGIN SUMMARY

GAAP Margins	Q1 2026	Q1 2025
Gross Margin	55.7%	54.0%
Operating (EBIT) Margin	8.2%	3.9%
Net Income (Loss) Margin	4.3%	3.4%

Adjusted (non-GAAP) Margins	Q1 2026	Q1 2025
Gross Margin	55.5%	53.7%
Operating (EBIT) Margin	15.4%	13.8%
Net Income Margin	14.0%	13.1%
EBITDA Margin	20.6%	19.3%

Cash, cash equivalents and marketable securities at March 31, 2026, were $785 million, compared to $768 million at December 31, 2025.

FINANCIAL GUIDANCE FOR FULL YEAR 2026

All adjusted figures are non-GAAP

Our financial guidance for the full year 2026 is based on expectations for our existing business. Our Adjusted (non-GAAP) guidance excludes the impact of any potential or pending business acquisitions in 2026, and future fluctuations in foreign currency exchange rates.

CURRENT GUIDANCE
(at May 5, 2026)
FY 2026	Adjusted (non-GAAP)
Total Reported Revenue	$803M - $833M
Reported Growth	9% - 13%
Organic Growth	9% - 13%
Gross Margin	53.7% - 54.2%
Income from Operations	$124M - $132M
Operating Margin	15.4% - 15.8%
Other Income (Expense)	~$19M
Adjusted EBITDA Margin	20.3% - 20.8%
Tax Rate on Pre-Tax Income	22% - 23%
Net Income	$111.5M - $116.5M
Earnings Per Share - Diluted	$1.97 - $2.05

Revenue guidance reflects just under a one point benefit from foreign currency and a similar headwind primarily from the divestiture of Polymem.

Conference Call and Webcast Access

Repligen will host a conference call and webcast today, May 5, 2026, at 8:00 a.m. ET, to discuss first quarter 2026 financial results, corporate developments and financial guidance for 2026. The conference call will be accessible by dialing toll-free (833) 461-5787 for domestic callers and (585) 542-9983 for international callers. The meeting ID is: 931163466. In addition, a webcast will be accessible via the Investor Relations section of the Company’s website. The webcast will be archived for a period of time following the live event. You can access the replay on the Investor Relations section of the Company’s website.

About Repligen Corporation

Repligen Corporation is a global life sciences company that develops and commercializes highly innovative bioprocessing technologies and systems that enable efficiencies in the process of manufacturing biological drugs. We are “inspiring advances in bioprocessing” for the customers we serve; primarily biopharmaceutical drug developers and contract development and manufacturing organizations (CDMOs) worldwide. Our focus areas are Filtration and Fluid Management, Chromatography, Process Analytics and Proteins. Our corporate headquarters are located in Waltham, Massachusetts, and the majority of our manufacturing sites are in the U.S., with additional key sites in Estonia, Germany, Ireland, the Netherlands and Sweden. For more information about the Company see our website at www.repligen.com, and follow us on LinkedIn.

Non-GAAP Measures of Financial Performance

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following Adjusted (“non-GAAP”) measures of financial performance are included in this release: organic revenue and organic revenue growth; adjusted gross profit and adjusted gross margin; adjusted income from operations and adjusted operating margin; organic adjusted operating margin year-over-year change; adjusted net income and adjusted net income margin; adjusted earnings per share (diluted); adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA margin. The Company provides the impact of foreign currency translation, to enable determination of revenue and margin growth rates at constant currency. To calculate the impact of foreign currency translation, the Company converts the reported amounts from local currency to U.S. dollars using constant foreign currency exchange rates in the current and prior year periods.

The Company’s non-GAAP financial results and/or non-GAAP guidance exclude the impact of: acquisition, integration and divestiture costs; restructuring charges including the costs of severance and accelerated depreciation among other non-cash charges; inventory step-up costs and adjustments; transformation costs including incremental, non-recurring expenses for discrete strategic projects that are designed to deliver long-term benefits, including improvements to enhance productivity and enable company growth that do not meet the definition of restructuring; contingent consideration related to the Company’s acquisitions; intangible amortization costs; non-cash interest expense related to the accretion of the debt discount; amortization of debt issuance costs related to Company’s convertible debt; foreign currency impact of certain intercompany loans; loss on sale of business; and, the related impact on tax of non-GAAP charges.

These costs are excluded because management believes that such expenses do not have a direct correlation to future business operations, nor do the resulting charges recorded accurately reflect the performance of our ongoing operations for the period in which such charges are recorded. Additionally, for a project to be considered transformational, the project expenses are expected to bring long-term growth, profitability improvements and defined process and technology improvements. Our transformation initiative is multi-year but each project has a discrete, defined timeline. Further, organic adjusted operating margin year-over-year change excludes the effect of adjustments above, as well as the impact of mergers and acquisitions and foreign exchange. This measure is used by the Company in periods of acquisition because the timing, size and number of such transactions and their related impact on the financial statements may vary and make comparison of long-term results difficult.

All reconciliations of above GAAP figures to adjusted (non-GAAP) figures are detailed in the tables included later in this press release. Certain prior year amounts have been reclassified to conform with the current year presentation. When analyzing the Company’s operating performance and guidance, investors should not consider non-GAAP measures as a substitute for the comparable financial measures prepared in accordance with GAAP.

The Company does not provide GAAP financial measures on a forward-looking basis as the Company is unable to provide a quantitative reconciliation of forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure, without unreasonable effort. The Company cannot reasonably predict items including, but not limited to, the timing and amount of future restructuring and cost-savings actions or transformation, acquisition and integration related costs. These items are generally uncertain and are not indicative of ongoing operations of the business, and the impact could be material to our results in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements, which are made pursuant to and in reliance upon the safe harbor provisions of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein which do not describe historical facts, including, among others, any express or implied statements or guidance regarding current or future financial performance and position, including our 2026 financial guidance and related assumptions; expected demand in the markets in which we operate; and the expected performance of our business and momentum across our portfolio, are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, our ability to successfully grow our bioprocessing business; our ability to manage through and predict headwinds; the risk that we have assumed that markets and franchises will improve and grow as predicted; our ability to achieve our 2026 financial guidance; our ability to develop and commercialize products and the market acceptance of our products; our ability to successfully integrate any acquired businesses and relevant personnel in a timely manner or at all, and to achieve the expected benefits of such acquisitions; the risk that demand for our products could decline, which could adversely impact our future revenues, cash flows, results of operations and financial condition; our ability to compete with larger, better financed bioprocessing companies; risks around the Company’s effectiveness of disclosure controls and procedures and the effectiveness of our internal control over financial reporting; our compliance with all U.S. Food and Drug Administration and European Medicines Evaluation Agency regulations; our volatile stock price; the impact of tariffs on our business, and other risks and uncertainties detailed in Repligen’s filings with the U.S. Securities and Exchange Commission (the Commission), including our Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequently filed reports with the Commission, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any subsequent filings made with the Commission, which are available at the Commission’s website at www.sec.gov. Actual results may differ materially from those Repligen contemplated by these forward-looking statements, which reflect management’s current views, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and are based only on information currently available to us. Repligen cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen disclaims any obligation to update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Repligen Contact:

Jacob Johnson

VP, Investor Relations

(781) 419-0204

investors@repligen.com

REPLIGEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	March 31,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$582,650	$566,021
Marketable securities	201,881	201,607
Accounts receivable, net of allowances of $2,709 and $2,767 at March 31, 2026 and December 31, 2025, respectively	151,552	158,587
Inventories, net	179,256	170,458
Prepaid expenses and other current assets	46,021	40,712
Total current assets	1,161,360	1,137,385
Property, plant and equipment, net	173,461	186,614
Intangible assets, net	368,188	386,147
Goodwill	1,106,874	1,114,408
Deferred tax assets	1,362	694
Operating lease right of use assets	113,644	119,538
Other noncurrent assets	5,883	4,913
Total assets	$2,930,772	$2,949,699
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$34,657	$30,010
Operating lease liabilities	21,071	21,559
Contingent consideration	5,226	5,049
Accrued liabilities	65,255	79,208
Total current liabilities	126,209	135,826
Convertible Senior Notes due 2028, net	546,585	542,213
Deferred tax liabilities	15,018	22,496
Noncurrent operating lease liabilities	119,964	126,176
Noncurrent contingent consideration	778	1,304
Other noncurrent liabilities	16,755	15,555
Total liabilities	825,309	843,570
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.01 par value; 80,000,000 shares authorized; 56,399,294 shares at March 31, 2026 and 56,325,429 shares at December 31, 2025 issued and outstanding	564	563
Additional paid-in capital	1,654,627	1,651,849
Accumulated other comprehensive loss	(14,309)	(2,531)
Retained earnings	464,581	456,248
Total stockholders’ equity	2,105,463	2,106,129
Total liabilities and stockholders’ equity	$2,930,772	$2,949,699

REPLIGEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended March 31,
	2026	2025
Revenue:
Product	$194,211	$169,137
Royalty and other revenue	44	35
Total revenue	194,255	169,172
Costs and operating expenses:
Cost of goods sold	85,971	77,801
Research and development	14,458	12,114
Selling, general and administrative	76,536	70,706
Restructuring activities and other charges	1,496	1,973
Change in fair value of contingent consideration	(146)	—
Total costs and operating expenses	178,315	162,594
Income from operations	15,940	6,578
Other (expense) income, net:
Investment income	6,342	7,314
Interest expense	(5,578)	(5,250)
Amortization of debt issuance costs	(419)	(413)
Loss on sale of business	(13,763)	—
Other (expense), net	(750)	(286)
Other (expense) income, net	(14,168)	1,365
Income before income taxes	1,772	7,943
Income tax (benefit) provision	(6,561)	2,113
Net income	$8,333	$5,830
Earnings per share:
Basic	$0.15	$0.10
Diluted	$0.15	$0.10
Weighted average common shares outstanding:
Basic	56,354	56,123
Diluted	56,666	56,558

REPLIGEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, amounts in thousands)
	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities
Net income	$8,333	$5,830
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,762	18,704
Amortization of debt discount and issuance costs	4,372	4,039
Loss on sale of business	13,763	—
Stock-based compensation	8,322	7,273
Deferred income taxes, net	(7,700)	(1,204)
Change in fair value of contingent consideration	(146)	—
Net unrealized foreign exchange loss (gain)	38	(8,207)
Operating lease right of use asset amortization	4,775	4,484
Other adjustments and non-cash items	(1,327)	10,475
Changes in operating assets and liabilities, excluding impact of acquisitions:
Accounts receivable	3,186	(9,921)
Inventories	(12,069)	(3,828)
Prepaid expenses and other current assets	(1,978)	(2,191)
Other noncurrent assets	26	(1,202)
Accounts payable	5,918	(6,693)
Accrued liabilities	(12,655)	1,807
Operating lease liabilities	(5,594)	(4,836)
Noncurrent liabilities	1,269	475
Total cash provided by operating activities	28,295	15,005
Cash flows for investing activities
Acquisitions, net of cash acquired	—	(69,720)
Purchases of marketable securities	(64,625)	—
Maturities of marketable securities	66,000	—
Additions to capitalized software costs	(237)	(867)
Purchases of property, plant and equipment	(4,710)	(3,563)
Sale of property, plant and equipment	—	42
Other investing activities	(416)	—
Total cash used in investing activities	(3,988)	(74,108)
Cash flows for financing activities
Proceeds from exercise of stock options	—	1,464
Payment of tax withholding obligation on vesting of restricted stock	(5,543)	(6,494)
Total cash used in financing activities	(5,543)	(5,030)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(145)	4,007
Net increase (decrease) in cash, cash equivalents and restricted cash	18,619	(60,126)
Cash, cash equivalents and restricted cash, beginning of period	$566,021	$757,355
Cash, cash equivalents and restricted cash, end of period	$584,640	$697,229

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited, amounts in thousands, except percentage and earnings per share data)

In all tables below, totals may not add due to rounding

Reconciliation of Total Revenue (GAAP) Growth to Organic Revenue Growth (Non-GAAP)

	Three Months Ended March 31,
	2026	2025
TOTAL REPORTED REVENUE (GAAP) GROWTH	15%	10%
Acquisition revenue	(0)%	(1)%
Currency exchange	(3)%	1%
ORGANIC REVENUE GROWTH (NON-GAAP)	11%	11%

Reconciliation of Income from Operations (GAAP) to Adjusted Income from Operations (Non-GAAP)

	Three Months Ended March 31,
	2026	2025
INCOME FROM OPERATIONS (GAAP)	$15,940	$6,578
ADJUSTMENTS TO INCOME FROM OPERATIONS (GAAP):
Acquisition, integration and divestiture costs	2,691	6,033
Restructuring activities and other charges (1)	1,496	1,973
Transformation costs (2)	129	(884)
Intangible amortization	9,794	9,121
Contingent Consideration	(146)	—
Other(4)	—	584
ADJUSTED INCOME FROM OPERATIONS (NON-GAAP)	$29,904	$23,405
OPERATING (EBIT) MARGIN (GAAP)	8.2%	3.9%
ADJUSTED OPERATING (EBIT) MARGIN (NON-GAAP)	15.4%	13.8%

Reconciliation of Operating (EBIT) Margin Growth to Organic Adjusted Operating Margin Growth (Non-GAAP)

Three Months Ended March 31, 2026
OPERATING (EBIT) MARGIN (GAAP) YEAR-OVER-YEAR CHANGE	4.3%
Acquisition, integration and divestiture costs	(2.2)%
Restructuring activities and other charges (1)	(0.4)%
Transformation costs (2)	0.6%
Intangible amortization	(0.3)%
Contingent Consideration	(0.1)%
Other(4)	(0.3)%
ADJUSTED OPERATING (EBIT) MARGIN (NON-GAAP) YEAR-OVER-YEAR CHANGE	1.6%
Impact of mergers and acquisitions	1.3%
Currency exchange	(0.9)%
ORGANIC ADJUSTED OPERATING MARGIN (NON-GAAP) YEAR-OVER-YEAR CHANGE	2.0%

Reconciliation of Net Income (GAAP) to Adjusted Net Income (Non-GAAP)

	Three Months Ended March 31,
	2026	2025
NET INCOME (GAAP)	$8,333	$5,830
ADJUSTMENTS TO NET INCOME (GAAP):
Acquisition, integration and divestiture costs	2,691	6,033
Restructuring activities and other charges (1)	1,496	1,973
Transformation costs (2)	129	(884)
Intangible amortization	9,794	9,121
Contingent Consideration	(148)	—
Non-cash interest expense	4,074	3,747
Amortization of debt issuance costs	419	413
Foreign currency impact of certain intercompany loans (3)	890	—
Loss on sale of business	13,763	—
Other(4)	—	584
Tax effect of non-GAAP charges	(14,287)	(4,576)
ADJUSTED NET INCOME (NON-GAAP)	$27,154	$22,241
NET INCOME MARGIN (GAAP)	4.3%	3.4%
ADJUSTED NET INCOME MARGIN (NON-GAAP)	14.0%	13.1%

Reconciliation of EPS (GAAP) to EPS (Non-GAAP)

	Three Months Ended March 31,
	2026	2025
EPS (GAAP) - DILUTED	$0.15	$0.10
ADJUSTMENTS TO EPS (GAAP) - DILUTED:
Acquisition, integration and divestiture costs	0.05	0.11
Restructuring activities and other charges (1)	0.03	0.03
Transformation costs (2)	0.00	(0.02)
Intangible amortization	0.17	0.16
Contingent Consideration	(0.00)	—
Non-cash interest expense	0.07	0.07
Amortization of debt issuance costs	0.01	0.01
Foreign currency impact of certain intercompany loans (3)	0.02	—
Loss on sale of business	0.24	—
Other(4)	—	0.01
Tax effect of non-GAAP charges	(0.25)	(0.08)
ADJUSTED EPS (NON-GAAP) - DILUTED	$0.48	$0.39

Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)

	Three Months Ended March 31,
	2026	2025
NET INCOME (GAAP)	$8,333	$5,830
ADJUSTMENTS:
Investment income	(6,342)	(7,314)
Interest expense	5,578	5,250
Amortization of debt issuance costs	419	413
Income tax (benefit) provision	(6,561)	2,113
Depreciation	9,968	9,555
Intangible amortization	9,794	9,149
EBITDA (NON-GAAP)	$21,189	$24,996
OTHER ADJUSTMENTS:
Acquisition, integration and divestiture costs	2,691	6,033
Restructuring activities and other charges (1)	1,496	1,973
Transformation costs (2)	129	(884)
Contingent Consideration	(148)	—
Foreign currency impact of certain intercompany loans (3)	890	—
Loss on sale of business	13,763	—
Other(4)	—	584
ADJUSTED EBITDA (NON-GAAP)	$40,010	$32,702
NET INCOME MARGIN (GAAP)	4.3%	3.4%
ADJUSTED EBITDA MARGIN (NON-GAAP)	20.6%	19.3%

FOOTNOTES FOR ALL TABLES ABOVE:

(1)
Restructuring activities and other charges includes the costs of severance and accelerated depreciation among other non-cash charges. Charges for the three months ended March 31, 2026, consists of activities to simplify the global manufacturing footprint of the organization and align its workforce to support long-term company growth.
(2)
For the three months ended March 31, 2026, transformation costs include $1.0 million of expenses for discrete strategic projects that are designed to deliver long-term growth under our Transformation Office, partially offset by $0.9 million for the benefit received from the sale of inventory that had previously been reserved for as part of past restructuring plans. The three months ended March 31, 2025 includes $0.9 million for the benefit received from the sale of inventory that had previously been reserved as part of past restructuring plans.
(3)
During the three months ended March 31, 2026 we recorded foreign currency losses on certain intercompany loans of $0.9 million. This is recorded in other (expense), net within the condensed consolidated statements of operations.
(4)
Includes other expenses that are non-indicative of our ongoing performance and one-time events relating to a cybersecurity incident, net of insurance, and costs associated with the restatement of previously issued financial statements.